EXHIBIT 13.2

Certification of Chief Financial Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Mihai Draguleasa, Chief Financial Officer of Canagold Resources Ltd. ("Canagold"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.

The Annual Report on Form 20-F of Canagold Resources Ltd. for the year ended December 31, 2023 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Canagold.

	by:	/s/ Mihai Draguleasa
Vancouver, Canada April 26, 2024		Mihai Draguleasa Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Canagold and will be retained by Canagold and furnished to the Securities and Exchange Commission or its staff upon request.